THE ALGER PORTFOLIOS

Supplement Dated October 31, 2019 to the

Statement of Additional Information dated May 1, 2019, as supplemented to date

At a meeting of the Board of Trustees of the Alger Portfolios (the “Board”) held on September 17, 2019, the Board approved changing the name of the Alger SMid Cap Focus Portfolio to Alger Weatherbie Specialized Growth Portfolio, effective October 31, 2019.

Accordingly, all references in this Statement of Additional Information to “Alger SMid Cap Focus Portfolio” are hereby deleted and replaced with “Alger Weatherbie Specialized Growth Portfolio.”